Zurich Advantage III

Supplement dated December 9, 2019

to the

Prospectus dated May 1, 2019

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

DWS Government & Agency Securities VIP Fund (formerly Deutsche Government & Agency Securities VIP Fund)

On November 22, 2019, the Board of Trustees of Deutsche DWS Variable Series II approved the termination and liquidation of the DWS Government & Agency Securities VIP Fund (“Liquidating Fund”), which will be effective on or about February 27, 2020 (the “Liquidation Date”).

Prior to the Liquidation Date, you may transfer any Contract Value allocated to the Liquidating Fund to other investment options currently available under your Contract. Transfers made prior to the Liquidation Date will not count towards the number of free transfers available under your Contract in a contract year.

Effective after of the close of business on February 27, 2020, the following changes will occur:

🌑

Contract Value. Transfers of Contract Value into the Liquidating Fund will no longer be accepted after the Liquidation Date. Any Contract Value invested in the DWS Government & Agency Securities VIP Fund will automatically be transferred into the DWS Government Money Market VIP Fund;

🌑

Program Enrollments. If you do not make any updates to your program enrollment (e.g. Dollar Cost Averaging, Automatic Asset Rebalancing, or Systematic Withdrawal Plans) that includes transfers of Contract Value into or out of the DWS Government & Agency Securities VIP Fund, your enrollment will automatically be updated to reflect the DWS Government Money Market VIP Fund.

During the 60 days after the Liquidation Date, you will be allowed one transfer from the DWS Government Money Market Fund that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the liquidation, all references to the DWS Government & Agency Securities VIP Fund in the prospectus are deleted.

This Supplement Should Be Retained with Your Prospectus for Future Reference.